Exhibit 99.1

Franchise Group, Inc. Completes the Sale of Liberty Tax to NextPoint Acquisition Corp.
•Announces Repayment of $182 million of Debt

ORLANDO, Fla., July 6, 2021 (GLOBE NEWSWIRE) -- Franchise Group, Inc. (NASDAQ: FRG) (“Franchise Group” or the “Company”) today announced the completion of its previously announced combination of its Liberty Tax business (“Liberty”) with NextPoint Acquisition Corp. (“NextPoint”), a diversified financial services platform. Franchise Group received total consideration of approximately $249 million consisting of approximately $182 million in cash and approximately $67 million in shares of NextPoint. The Company repaid approximately $182 million of its outstanding debt with the cash proceeds from the transaction.

Brian Kahn, President & CEO of Franchise Group said, “I want to thank all of the Liberty associates and franchisees for their positive impact on Franchise Group. We look forward to being a significant shareholder of NextPoint and we remain optimistic that as an independent public company NextPoint can accelerate their plan to scale a year-round diversified financial services platform. Franchise Group’s use of the cash proceeds from the transaction to repay debt is consistent with our commitment to a conservative financial policy.”

About Franchise Group
Franchise Group is an owner and operator of franchised and franchisable businesses that continually looks to grow its portfolio of brands while utilizing its operating and capital allocation philosophy to generate strong cash flow for its shareholders. Franchise business lines include, Pet Supplies Plus, American Freight, The Vitamin Shoppe and Buddy’s Home Furnishings. On a combined basis, Franchise Group currently operates over 1,800 locations predominantly located in the U.S. that are either Company-run or operated pursuant to franchising agreements.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, those that contain, or are identified by, words such as “outlook”, “guidance”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “predicts”, “intends”, “plans”, “estimates”, “anticipates”, “could” or the negative version of these words or other comparable words. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact, including the Company’s expectations regarding its financial condition, the success of NextPoint and the resulting value creation for the Company, the Company’s strategic growth plans and the effects of the coronavirus (COVID-19) pandemic on economic conditions and the industry in general, the success of the Company’s financing efforts and the financial position and operating results of the Company. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, many of which are beyond the control of the Company. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2020, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this press release are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Franchise Group Investor Relations Contact:
Andrew F. Kaminsky
EVP & Chief Administrative Officer
Franchise Group, Inc.
akaminsky@franchisegrp.com
(914) 939-5161